EXHIBIT 10.04

STOCK POWER
WITH
NOTARY GUARANTEE

Green Planet Bioengineering Co., Ltd.

FOR VALUE RECEIVED, the undersigned Min Zhao, (the “Undersigned”), hereby sells, assigns and transfers unto ONE Bio, Corp., a Florida corporation (“ONE”), 1,632,150 shares (“Transfer Shares”) of the capital stock of Green Planet Bioengineering Co., Ltd., a Delaware corporation (the “Corporation”), which are standing in Undersigned shareholder’s name on the books of the Corporation.

The Undersigned hereby represents and warrants that the Transfer Shares are part of the shares of common stock of the Corporation owned by the Undersigned which are evidenced by Certificate Number ___for 1,632,150 shares of capital stock (“Certificate”) issued by the Corporation.

The Undersigned does hereby irrevocably constitute and appoints Marius Silvasan as attorney-in-fact with full power of substitution in the premises to direct and take all action necessary to cause the Corporation’s transfer agent, American Stock Transfer, to transfer the Transfer Shares from the Certificate to ONE and issue to the Undersigned a new certificate for the remaining shares under the Certificate.

Dated: Effective as of March 25, 2010

UNDERSIGNED:

/s/ Min Zhao
Signature

Min Zhao
(Print name)

350111196808040358
Social Security Number

13358401999
Daytime Phone Number

STATE/PROVINCE OF Fujian COUNTRY China
On this the 24th day of March, 2010, Min Zhao personally appeared and is known by me or has satisfactorily proven to be the person whose name is subscribed within this instrument and acknowledged that he executed the same for the purposes therein contained. In witness whereof I hereunto set my hand and official seal.

_______________________________________
Notary Public, Reg # __________, My Commission Expires: _______________________